UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2018 (October 24, 2018)

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Maryland	814-00821	27-2614444
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9 West 57th Street, Suite 4920
New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 588-6770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Proposed Strategic Transaction

On October 24, 2018, Benefit Street Partners L.L.C. (“BSP”) entered into a definitive agreement with Franklin Resources, Inc. and Templeton International, Inc. (collectively, “Franklin Templeton”), whereby Franklin Templeton has agreed, subject to the satisfaction of the closing conditions contained in the agreement, to acquire BSP (the “Transaction”), including BSP’s 100% ownership interest in BDCA Adviser, LLC (the “Adviser”), the investment adviser of Business Development Corporation of America (the “Company”). In connection with the Transaction, Franklin Templeton and BSP have agreed to purchase $90 million of newly issued common stock in the Company at the net asset value per share. Upon consummation of the Transaction, key senior management of BSP are expected to continue to operate in the same professional capacity as prior to the Transaction.

Due to the change of control of BSP, if the Transaction is consummated, it will result in an assignment of the current investment advisory agreement between the Company and the Adviser under the Investment Company Act of 1940 and, as a result, the immediate termination of such investment advisory agreement. Since the current investment advisory agreement will terminate upon completion of the Transaction, the shareholders of the Company will be asked to approve a new investment advisory agreement between the Company and the Adviser (the “Stockholder Approval”), which new agreement was approved by the Company’s Board of Directors on October 22, 2018. All terms will remain unchanged from the current investment advisory agreement. The consummation of the Transaction is expected to occur in early 2019 and is subject to closing conditions, including receipt of the Stockholder Approval, as well as the receipt of any required regulatory approvals.

About Franklin Templeton

Franklin Resources, Inc. (NYSE:BEN) is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management to retail, institutional and sovereign wealth clients in over 170 countries. Franklin Templeton Investments’ more than 650 investment professionals are supported by its integrated, worldwide team of risk management professionals and global trading desk network. With offices in over 30 countries, the California-based company has more than 70 years of investment experience and over $717 billion in assets under management as of September 30, 2018.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words “anticipates,” “believes,” “expects,” “seeks,” “strives,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that might cause such differences include, but are not limited to, the factors included in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), particularly in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2017, and the Company’s latest Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the SEC, as such Risk Factors may be updated from time to time in subsequent reports. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the Transaction, the Company intends to file relevant materials with the SEC, and has filed a preliminary proxy statement on Schedule 14A on October 25, 2018. Promptly after filing its definitive proxy statement with the SEC, the Company intends to mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at a special meeting relating to the Transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THOSE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THOSE MATERIALS WOULD CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by the Company with the SEC, can be obtained free of charge at the SEC's website (www.sec.gov), at the Company's website (www.bdcofamerica.com), or by writing to the Company at 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, Attention: BDCA Investor Relations (telephone number (844) 785-4393).

Participants in Solicitation Relating to the Transaction

The Company, the Adviser, BSP and Franklin Templeton and their respective directors and executive officers could be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the matters to be submitted to the stockholders of the Company for their approval in connection with the Transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 10, 2018. Additional information regarding the interests of such potential participants would be included in the proxy statement and other relevant documents filed with the SEC in connection with the Transaction when they become available. These documents are available free of charge using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Date: October 25, 2018	By:	/s/ Richard J. Byrne
Name: Richard J. Byrne
Title: Chief Executive Officer, President and
Chairman of the Board of Directors